SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 3, 2003

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

ROPER INDUSTRIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OR OTHER JURISDICTION OF INCORPORATION)

1-12273	51-0263969

(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

2160 SATELLITE BLVD., SUITE 200, DULUTH, GEORGIA	30097

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(770) 495-5100

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

160 BEN BURTON ROAD, BOGART, GEORGIA 30622

(FORMER ADDRESS)

ITEM 8.     CHANGE IN FISCAL YEAR

On August 20, 2003 the Board of Directors of Roper Industries, Inc. (the “Company”) approved a change in the date of the Company’s fiscal year end from October 31 to December 31. The Company’s report on the transition period occasioned by the change in its fiscal year will be filed on a Form 10-Q.

ITEM 9.     REGULATION FD DISCLOSURE

On September 3, 2003, the Company disclosed certain unaudited financial information for its 2001, 2002 and 2003 calendar- year quarters, which information is attached hereto as Exhibit 99.1, and is hereby incorporated by reference herein in its entirety.

ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On September 3, 2003, the Company disclosed certain unaudited financial information for its 2001, 2002 and 2003 calendar- year quarters, which information is attached hereto as Exhibit 99.1, and is hereby incorporated by reference herein in its entirety.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

Not Applicable

(b)	Pro Forma Financial Statements

Not Applicable

(c)	Exhibits

99.1 Unaudited financial information for the Company’s 2001, 2002 and 2003 calendar year quarters.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roper Industries, Inc.

(Registrant)

BY: /s/ Martin S. Headley

Martin S. Headley, Vice President, Chief Financial Officer	Date: September 3, 2003